Exhibit 10.3

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

ATTESTATION

NUMBER: TWELVE THOUSAND FOUR HUNDRED TWENTY-ONE

MINUTES: TWELVE THOUSAND ONE HUNDRED TWO

KR-406719

LEASE

ENTERED INTO ON THE ONE PART BY PROMOTORA ASISTENCIAL S.A.C.

CLINICA LIMATAMBO AND ON THE OTHER PART BY ONCOCENTER PERU S.A.C.

INTRODUCTION:

IN THE CITY OF LIMA ON THE TWENTY-EIGHTH (28) DAY OF THE MONTH OF AUGUST OF THE YEAR TWO THOUSAND NINETEEN (2019), BEFORE ME, ALFREDO PAINO SCARPATI, NOTARY PUBLIC OF LIMA

THE FOLLOWING PERSONS APPEARED:

MR. EDGARDO BERTILO MALPARTIDA FANTINI, WHO STATES THAT HE IS OF PERUVIAN NATIONALITY, CIVIL STATUS: MARRIED, PROFESSION OR OCCUPATION: BUSINESSMAN, AND A RESIDENT OF THIS CAPITAL CITY, DULY IDENTIFIED BY MEANS OF NATIONAL IDENTIFICATION DOCUMENT NUMBER: 08190815 (ZERO EIGHT ONE NINE ZERO EIGHT ONE FIVE). WHO IN THIS ACT DECLARES THAT HE ACTS ON BEHALF AND IN REPRESENTATION OF PROMOTORA ASISTENCIAL S.A.C. CLINICA LIMATAMBO, WITH SOLE TAXPAYER REGISTRY NUMBER: 20101098681 (TWO ZERO ONE ZERO ONE ZERO NINE EIGHT SIX EIGHT ONE), WHOSE ADDRESS IS AT AVENIDA REPUBLICA DE PANAMA NUMBER 3606 (THREE SIX ZERO SIX), DISTRICT OF SAN ISIDRO, PROVINCE AND DEPARTMENT OF LIMA, AND WHO SAYS THAT HE IS DULY EMPOWERED, AS SHOWN ON THE POWERS OF ATTORNEY RECORDED ON CERTIFICATE NUMBER 00918946 (ZERO ZERO NINE ONE EIGHT NINE FOUR SIX) OF THE REGISTRY OF LEGAL ENTITIES OF LIMA.

MR. LUIS FELIPE PINILLOS CASABONNE, WHO STATES THAT HE IS OF PERUVIAN NATIONALITY, CIVIL STATUS: MARRIED, PROFESSION OR OCCUPATION: BUSINESSMAN, AND A RESIDENT OF THIS CAPITAL CITY, DULY IDENTIFIED BY MEANS OF NATIONAL IDENTIFICATION DOCUMENT NUMBER: 10610449 (ONE ZERO SIX ONE ZERO FOUR FOUR NINE).

MR. JESÚS ANTONIO ZAMORA LEON, WHO STATES THAT HE IS OF PERUVIAN NATIONALITY, CIVIL STATUS: MARRIED, PROFESSION OR OCCUPATION: BUSINESSMAN, AND A RESIDENT OF THIS CAPITAL CITY, DULY IDENTIFIED BY MEANS OF NATIONAL IDENTIFICATION DOCUMENT NUMBER: 06505966 (ZERO SIX FIVE ZERO FIVE NINE SIX SIX).

PERSONS WHO, IN THIS ACT, DECLARE THAT THEY ACT ON BEHALF AND IN REPRESENTATION OF ONCOCENTER PERU S.A.C., WITH SOLE TAXPAYER REGISTRY NUMBER: 20381170412

[vertical text in left-hand margin:] Alfredo Paino Scarpati, Notary Public of Lima

Av. Aramburú 668, Lima 34, Peru Main Phone: 618-5151	ALFREDO@NOTARIAPAINO.COM.PE WWW.NOTARIAPAINO.COM.PE

(TWO ZERO THREE EIGHT ONE ONE SEVEN ZERO FOUR ONE TWO), AND WHOSE ADDRESS IS AT AVENIDA GUARDIA CIVIL NUMBER 585 (FIVE HUNDRED EIGHTY-FIVE), DISTRICT OF SAN BORJA, PROVINCE AND DEPARTMENT OF LIMA, AND WHO SAY THAT THEY ARE DULY EMPOWERED, AS SHOWN ON THE POWERS OF ATTORNEY RECORDED ON ELECTRONIC ITEM NUMBER 11022491 (ONE ONE ZERO TWO TWO FOUR NINE ONE) OF THE REGISTRY OF LEGAL ENTITIES OF LIMA.

I ATTEST TO HAVING IDENTIFIED THE PERSONS APPEARING, WHO ACT WITH THE CAPACITY, FREEDOM, AND KNOWLEDGE SUFFICIENT FOR THE ACT THEY ARE CARRYING OUT AND WHO ARE SKILLED WITH THE SPANISH LANGUAGE. IN ADDITION, I ATTEST TO HAVING USED THE MECHANISM FOR THE BIOMETRIC COMPARISON OF FINGERPRINTS AND THE RENIEC ONLINE SEARCH, COMPLYING WITH WHAT IS SET FORTH IN SUBPARAGRAPH D) OF ARTICLE 54 AND ARTICLE 55 OF LEGISLATIVE DECREE NO. 1049 OF THE NOTARY PUBLIC LAW, MODIFIED BY LEGISLATIVE DECREE NO. 1350 AND 1232, RESPECTIVELY, RECORDING THE MINUTES, WHICH ARE SIGNED AND AUTHORIZED, AS A PUBLIC DOCUMENT AND THAT I FILE IN ITS CORRESPONDING FOLDER AND WHOSE WORDS ARE AS FOLLOWS:

MINUTES:

TO THE NOTARY PUBLIC:

PLEASE ISSUE A PUBLIC DOCUMENT IN YOUR REGISTRY OF PUBLIC DOCUMENTS SHOWING THE REAL ESTATE LEASE AGREEMENT (HEREINAFTER, THE “AGREEMENT”) ENTERED INTO BY THE FOLLOWING PARTIES:

— PROMOTORA ASISTENCIAL S.A.C. CLINICA LIMATAMBO, IDENTIFIED BY SOLE TAXPAYER REGISTRY [RUC] NO. 20101098681 (TWO ZERO ONE ZERO ONE ZERO NINE EIGHT SIX EIGHT ONE), WHOSE ADDRESS FOR THESE PURPOSES IS AT AVENIDA REPUBLICA DE PANAMA NO. 3606, DISTRICT OF SAN ISIDRO, PROVINCE AND DEPARTMENT OF LIMA, DULY REPRESENTED BY EDGARDO BERTILO MALPARTIDA FANTINI, IDENTIFIED BY MEANS OF NATIONAL IDENTIFICATION DOCUMENT (DNI) NO.: 08190815 (ZERO EIGHT ONE NINE ZERO EIGHT ONE FIVE), ACCORDING TO POWERS OF ATTORNEY RECORDED ON CERTIFICATE NO. 00918946 (ZERO ZERO NINE ONE EIGHT NINE FOUR SIX) OF THE REGISTRY OF LEGAL ENTITIES OF LIMA (HEREINAFTER, THE “LANDLORD”).

— ONCOCENTER PERU S.A.C., IDENTIFIED BY SOLE TAXPAYER REGISTRY [RUC] NO. 20381170412 (TWO ZERO THREE EIGHT ONE ONE SEVEN ZERO FOUR ONE TWO), WHOSE ADDRESS FOR THESE PURPOSES IS AT AVENIDA GUARDIA CIVIL NO. 585, DISTRICT OF SAN BORJA, PROVINCE AND DEPARTMENT OF LIMA, DULY REPRESENTED BY LUIS FELIPE PINILLOS CASABONNE, IDENTIFIED BY MEANS OF NATIONAL IDENTIFICATION DOCUMENT [DNI] NO. 10610449 (ONE ZERO SIX ONE ZERO FOUR FOUR NINE) AND JESÚS ANTONIO ZAMORA LEON, IDENTIFIED BY MEANS OF NATIONAL IDENTIFICATION DOCUMENT [DNI] NO. 06505966 (ZERO SIX FIVE ZERO FIVE NINE SIX SIX), ACCORDING TO POWERS OF ATTORNEY RECORDED ON ITEM NUMBER 11022491 (ONE ONE ZERO TWO TWO FOUR NINE ONE) OF THE REGISTRY OF LEGAL ENTITIES OF LIMA (HEREINAFTER, THE “TENANT”).

THE LANDLORD AND THE TENANT WILL JOINTLY BE CALLED THE “PARTIES.”

THIS AGREEMENT IS ENTERED INTO BY THE PARTIES ACCORDING TO THE TERMS AND CONDITIONS CONTAINED IN THE FOLLOWING CLAUSES:

ONE.

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

ATTESTATION

BACKGROUND.

1.1. THE LANDLORD IS A PRIVATE LAW LEGAL ENTITY ESTABLISHED UNDER THE REGIME OF A CORPORATION, WHOSE CORPORATE OBJECT, AMONG OTHERS, IS THE PROVIDING OF HEALTHCARE SERVICES AND THE CONSTRUCTION OF BUILDINGS.

1.2. THE LANDLORD IS THE SOLE AND EXCLUSIVE OWNER OF THE FOLLOWING PROPERTIES (HEREINAFTER, JOINTLY CALLED THE “PROPERTIES”):

(I) A PROPERTY LOCATED AT AV. GUARDIA CIVIL NO. 368, CORPAC SUBDIVISION, DISTRICT OF SAN ISIDRO, PROVINCE AND DEPARTMENT OF LIMA, WHOSE SURFACE AREA, BOUNDARIES, PERIMETER MEASUREMENTS, OTHER CHARACTERISTICS, AND OWNERSHIP ARE RECORDED IN ITEM NO. 12133397 OF THE REGISTER OF PROPERTIES OF LIMA (HEREINAFTER, THE “GUARDIA CIVIL PROPERTY”).

ON THE GUARDIA CIVIL PROPERTY, THE LANDLORD HAS CONSTRUCTED A BUILDING INTENDED FOR A HEALTHCARE ESTABLISHMENT, CONSISTING OF SEVEN FLOORS, ONE ROOFTOP TERRACE, FIVE BASEMENTS, AND ONE HALF BASEMENT IN COMPLIANCE WITH BUILDING PERMITS NO. 0342-14-12.1.0-SOP-GACU/MSI, DATED AUGUST 22, 2014; NO. 0204-17-12.1.0-SLA-GACU/MSI, DATED AUGUST 4, 2014; AND NO. 0118-19-12.1.0-SOPRI-GACU/MSI, DATED APRIL 15, 2019.

(II) A PROPERTY LOCATED FACING CALLE SEIS NO. 265-273, CORPAC SUBDIVISION, DISTRICT OF SAN ISIDRO, PROVINCE AND DEPARTMENT OF LIMA, WHOSE SURFACE AREA, BOUNDARIES, PERIMETER MEASUREMENTS, OTHER CHARACTERISTICS, AND OWNERSHIP ARE RECORDED IN ITEM NO. 07069664 OF THE REGISTER OF PROPERTIES OF LIMA (HEREINAFTER, THE “CALLE SEIS PROPERTY”).

THE LANDLORD DECLARES THAT THE CALLE SEIS PROPERTY HAS A LAND SURFACE AREA OF 397.2 M2 (THREE HUNDRED NINETY-SEVEN POINT TWO SQUARE METERS) ON WHICH A TWO-STORY HOUSE IS BUILT.

1.3. THE GUARDIA CIVIL PROPERTY HAS BUSINESS LICENSE NO. 000532-2018-12.3.0-SDE-GACU/MSI, DATED JUNE 8, 2018 AND BUILDING SAFETY TECHNICAL INSPECTION CERTIFICATE NO. 0036-2018-SDE-GACU/MSI, DATED JUNE 8, 2018.

1.4. THE TENANT IS A PRIVATE LAW LEGAL ENTITY ESTABLISHED UNDER THE REGIME OF A CORPORATION, ENGAGED IN PROVIDING SERVICES AS A HEALTHCARE ESTABLISHMENT, AS WELL AS ENGAGING IN OTHER ASSOCIATED ACTIVITIES.

1.5. THE LANDLORD HAS TOLD THE TENANT OF ITS INTEREST IN PROVIDING THE PROPERTIES IN A LEASE, AS WELL AS TRANSFERRING THE BUSINESS LICENSE OF THE GUARDIA CIVIL PROPERTY. FOR ITS PART, THE TENANT HAS TOLD THE LANDLORD OF ITS INTEREST IN ACCEPTING THE PROPERTIES IN A LEASE, AS WELL AS USING THE BUSINESS LICENSE OF AN INDETERMINATE NATURE AND THE BUILDING SAFETY TECHNICAL INSPECTION CERTIFICATE DESCRIBED IN PRECEDING PARAGRAPH 1.3, WHILE THEY ARE IN FORCE, TO USE THE GUARDIA CIVIL PROPERTY AS A HEALTHCARE ESTABLISHMENT, AS WELL AS FOR SIMULTANEOUS AND ADDITIONAL ACTIVITIES OF A SIMILAR OR COMPLEMENTARY NATURE.

IT IS HEREBY SET FORTH THAT THE TENANT WILL BE RESPONSIBLE FOR RENEWING THE AFOREMENTIONED BUILDING SAFETY TECHNICAL INSPECTION CERTIFICATE, WHEN REQUIRED,

[vertical text in left-hand margin:] Alfredo Paino Scarpati, Notary Public of Lima

Av. Aramburú 668, Lima 34, Peru Main Phone: 618-5151	ALFREDO@NOTARIAPAINO.COM.PE WWW.NOTARIAPAINO.COM.PE

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

ACCORDING TO THE REGULATIONS ON THE SUBJECT.

TWO.

OBJECT OF THE AGREEMENT.

2.1. BY MEANS OF THIS DOCUMENT AND ACCORDING TO THE TERMS AND CONDITIONS INCLUDED IN IT, THE LANDLORD GIVES THE PROPERTIES IN LEASE TO THE TENANT, TOTALLY VACANT, TO USE THEM FOR THE OPERATION OF A HEALTHCARE ESTABLISHMENT FOR HOSPITALIZATION AND SIMULTANEOUS AND ADDITIONAL SIMILAR OR COMPLEMENTARY ACTIVITIES, INCLUDING BUT NOT LIMITED TO PRIVATE CLINICS, PARKING LOTS, CAFETERIAS, AND GIFTSHOPS. IN ADDITION, THE TENANT AGREES TO PAY THE LANDLORD THE RENT AGREED TO AS A CONTRACTUAL AMOUNT IN CLAUSE FOUR.

IT IS AN ESSENTIAL CONDITION OF THE AGREEMENT FOR THE PROPERTIES TO BE DELIVERED TOTALLY VACANT, BEING ABLE TO BE IMPLEMENTED AND BEING OPERATED AS A HEALTHCARE ESTABLISHMENT DURING THE LIFE OF THE AGREEMENT.

2.2. THIS AGREEMENT IS SUBJECT TO THE SUSPENSIVE CONDITION OF EACH AND EVERY ONE OF THE CONDITIONS PROVIDED FOR IN CLAUSE TWELVE BEING VERIFIED AND ACCREDITED.

THE PARTIES HEREBY DECLARE, UNDERSTAND, AND AGREE THAT, UNTIL EACH AND EVERY ONE OF THE CONDITIONS PROVIDED FOR IN CLAUSE TWELVE OF THIS AGREEMENT IS MET, NONE OF THE OBLIGATIONS OF THIS AGREEMENT WILL BE ENFORCEABLE.

2.3. THE PARTIES HEREBY DECLARE, UNDERSTAND, AND AGREE THAT IF THE PROPERTIES ARE ACCUMULATED INTO A SINGLE PROPERTY, THIS AGREEMENT IS APPLICABLE TO THE PROPERTY RESULTING FROM SUCH AN ACCUMULATION.

IT IS ALSO UNDERSTOOD THAT THE BUSINESS LICENSE ONLY REFERS TO THE GUARDIA CIVIL PROPERTY AND THAT EVENTUALLY OBTAINING A BUSINESS LICENSE FOR THE CALLE SEIS PROPERTY WILL BE THE EXCLUSIVE DECISION AND RESPONSIBILITY OF THE TENANT.

THREE.

AGREEMENT PERIOD.

3.1. THIS AGREEMENT WILL HAVE A DURATION OF 10 (TEN) YEARS, COUNTING FROM THE DATE OF SIGNING THE PUBLIC DOCUMENT RESULTING FROM THESE MINUTES, WHICH PERIOD IS MANDATORY FOR THE PARTIES.

3.2. AT THE END OF THE AGREEMENT PERIOD, THE TENANT MUST PROCEED WITH TOTALLY VACATING AND DELIVERING POSSESSION OF THE PROPERTIES TO THE LANDLORD, WITHOUT THE NEED OF A JUDICIAL OR EXTRAJUDICIAL NOTIFICATION OF ANY KIND FROM THE LANDLORD.

FOUR.

MONTHLY RENT.

4.1. ONCE THE PRIOR CONDITIONS STIPULATED IN CLAUSE TWELVE OF THIS AGREEMENT ARE COMPLIED WITH AND THE SAME HAS BECOME EFFECTIVE AFTER SIGNING THE CORRESPONDING PUBLIC DOCUMENT, AS REMUNERATION FOR LEASE OF THE PROPERTIES, THE TENANT MUST PAY THE LANDLORD A MONTHLY RENT, WITHOUT INCLUDING THE GENERAL SALES TAX (IGV), IN U.S. DOLLARS, NEEDING TO MAKE PAYMENT, IN ADVANCE, WITHIN TEN (10) BUSINESS DAYS OF EACH

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

ATTESTATION

MONTH (HEREINAFTER, THE “RENT”), AS FOLLOWS:

AGREEMENT PERIOD	RENT FOR THE PROPERTIES (WITHOUT IGV)
FROM MONTH 1 TO MONTH 6	[**]
FROM MONTH 7 TO MONTH 12	[**]
FROM MONTH 13 TO MONTH 18	[**]
FROM MONTH 19 TO MONTH 24	[**]
FROM MONTH 25 TO MONTH 30	[**]
FROM MONTH 31 TO MONTH 36	[**]
FROM MONTH 37 TO MONTH 120	[**]

BEGINNING ON MONTH 37, [**]

4.2. THE PARTIES DECLARE, UNDERSTAND, AND ACCEPT THAT THE RENT CONSTITUTES THE TOTAL AND INTEGRAL AMOUNT THAT THE LANDLORD HAS A RIGHT TO AS COMPENSATION FOR THIS AGREEMENT AND, CONSEQUENTLY, THERE WILL BE NO OTHER RECOGNIZED CHARGES OR EXPENDITURES IN ADDITION TO THE RENT.

4.3. THE LANDLORD MUST SEND THE CORRESPONDING PAYMENT RECEIPT CONTAINING ALL OF THE LEGAL REQUIREMENTS TO THE TENANT’S ADDRESS WITHIN THE FIRST FIVE (5) WORKING DAYS OF EACH MONTH FOR THE MONTH CORRESPONDING TO PAY THE RENT SPECIFIED IN THE HEADING OF THIS AGREEMENT, WITH A COPY SENT BY EMAIL TO THE FOLLOWING ADDRESS: CONTABILIDAD.SERVICIOS@AUNA.PE, UNLESS THE TENANT NOTIFIES THE LANDLORD SOMETHING ELSE IN THAT REGARD, WHENEVER THE NEW ADDRESS IS IN LIMA.

4.4. THE RENT FOR EACH CALENDAR MONTH MUST BE PAID BY THE TENANT WITHIN 10 (TEN) WORKING DAYS FOLLOWING THE TENANT’S RECEIVING THE PAYMENT INVOICE. PAYMENT MUST BE MADE TO ACCOUNT NO. 193-1807466-1-41, WHICH THE LANDLORD KEEPS OPEN IN BANCO DE CREDITO DEL PERU, UNLESS THE LANDLORD INDICATES SOME OTHER FORM OF PAYMENT, IN WRITING, AT LEAST 15 (FIFTEEN) WORKING DAYS IN ADVANCE.

4.5. A WARNING WILL NOT BE REQUIRED IN THE EVENT OF A DELINQUENCY IN PAYMENT OF THE RENT. SOLELY DUE TO A BREACH OF PAYMENT OF THE RENT WITHIN THE AFOREMENTIONED PERIOD OF TIME, THE TENANT WILL BE OBLIGATED TO RECOGNIZE AND PAY THE USUAL LATE FEES, WHICH WILL BE CALCULATED ACCORDING TO [**].

FIVE.

ADVANCE PAYMENT OF THE RENT.

[vertical text in left-hand margin:] Alfredo Paino Scarpati, Notary Public of Lima

Av. Aramburú 668, Lima 34, Peru Main Phone: 618-5151	ALFREDO@NOTARIAPAINO.COM.PE WWW.NOTARIAPAINO.COM.PE

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

5.1. THE PARTIES AGREE THAT, WHEN SIGNING THE MINUTES OF THIS AGREEMENT, THE TENANT WILL LEAVE A CASHIER’S CHECK FOR THE SUM OF [**] IN THE CUSTODY OF THE NOTARY PUBLIC IN CHARGE OF THE FILING OF THE PUBLIC DOCUMENT THAT THESE MINUTES RESULT IN AT THAT MOMENT. OF THAT AMOUNT, [**] CORRESPONDS TO AN ADVANCE PAYMENT OF THE AGREED-TO RENT AND [**] CORRESPONDS TO THE IGV.

THE [**] CORRESPONDING TO THE ADVANCE PAYMENT OF THE AGREED-TO RENT WILL NOT ACCRUE ANY INTEREST AND WILL BE ALLOCATED TO PAYMENT OF THE RENT, ACCORDING TO THE FOLLOWING SCHEDULE:

(I) [**] TO THE RENT CORRESPONDING TO MONTH 1 OF THE AGREEMENT.

(II) [**] TO THE RENT CORRESPONDING TO MONTH 2 OF THE AGREEMENT.

(III) [**] TO THE RENT CORRESPONDING TO MONTH 3 OF THE AGREEMENT.

(IV) [**] TO THE RENT CORRESPONDING TO MONTH 4 OF THE AGREEMENT. THE REMAINING [**] CORRESPONDING TO THAT MONTH WILL BE PAID BY THE TENANT, ACCORDING TO THE PAYMENT PROCEDURE PROVIDED IN CLAUSE FOUR.

(V) [**] TO THE RENT CORRESPONDING TO MONTH 12 OF THE AGREEMENT.

(VI) [**] TO THE RENT CORRESPONDING TO MONTH 24 OF THE AGREEMENT.

(VII) [**] TO THE RENT CORRESPONDING TO MONTH 36 OF THE AGREEMENT.

THE CHECK FOR THE SUM OF [**] THAT WILL BE KEPT IN THE CUSTODY OF THE NOTARY PUBLIC WILL BE DELIVERED TO THE LANDLORD AT THE TIME OF SIGNING THE PUBLIC DOCUMENT THAT THESE MINUTES RESULT IN, SO LONG AS WHAT IS PROVIDED FOR IN CLAUSE TWELVE OF THIS AGREEMENT IS COMPLIED WITH.

FOR PURPOSES OF DELIVERY OF THE CHECK, THE LANDLORD MUST ISSUE AN ELECTRONIC INVOICE CONTAINING THE DESCRIPTION “ADVANCE PAYMENT OF RENT, IN ACCORDANCE WITH CLAUSE FIVE OF THE LEASE AGREEMENT,” WHICH WILL BE DELIVERED TO THE TENANT.

SIX.

DELIVERY OF THE PROPERTIES.

THE LANDLORD AGREES TO DELIVER THE PROPERTIES IN A PROPER STATE OF MAINTENANCE AND WITH ALL OF THEIR SERVICES IN A PROPER STATE OF OPERATION. THE TENANT’S ACCEPTANCE OF THE DELIVERY OF THE PROPERTIES WILL BE CERTIFIED IN A CERTIFICATE, WHICH MUST BE SIGNED BY THE PARTIES.

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

ATTESTATION

SEVEN.

DECLARATIONS AND OBLIGATIONS OF THE LANDLORD.

WITHOUT PREJUDICE TO THE OBLIGATIONS SHOWN IN THE REST OF THE CLAUSES OF THIS AGREEMENT, THE LANDLORD HEREBY DECLARES, AGREES, AND GUARANTEES THE FOLLOWING TO THE TENANT:

7.1. THAT THE LANDLORD IS THE SOLE AND EXCLUSIVE OWNER OF THE PROPERTIES AND HOLDS THE POSSESSION AND TENANCY OVER THE SAME FREELY AND QUIETLY.

7.2. THAT THE LANDLORD HAS THE NECESSARY AND SUFFICIENT CORPORATE POWER OF ATTORNEY AND AUTHORIZATIONS AND THAT IT IS NOT SUBJECT TO ANY KIND OF RESTRICTION FOR PROVIDING THE PROPERTY UNDER THE TITLE OF A LEASE AND AGREES TO THE REST OF THE STIPULATIONS PROVIDED FOR IN THE TERMS OF THIS AGREEMENT, AS WELL AS TO FULFILL THE OBLIGATIONS ARISING FROM THE SAME, THE OBLIGATIONS ASSUMED BEING VALID, BINDING, AND ENFORCEABLE.

7.3. THAT THE LANDLORD HAS A FIRM AND LEGAL TITLE TO THE PROPERTIES, HAVING ACQUIRED OWNERSHIP OF THE SAME BY MEANS OF A VALID LEGAL TRANSACTION AND HAS FULL LEGAL EFFECTS. IN ADDITION, THE PROPERTIES HAVE NOT BEEN ACQUIRED OR ANY CONSTRUCTION FINANCED WITH ILLICIT RESOURCES FOR THE PURPOSE OF GIVING THOSE RESOURCES THE APPEARANCE OF LEGITIMACY.

7.4. THAT THE PROPERTIES ARE FREE FROM CONTINGENCIES, SUPERPOSITIONS, ENCUMBRANCES, CHARGES, MORTGAGES, SEIZURES, OR IN-COURT OR OUT-OF-COURT MEASURES THAT RESTRICT OR LIMIT THEIR OWNERSHIP AND FULL DISPOSITION OVER THE PROPERTIES OR THAT MAY LIMIT OR RESTRICT IT IN THE FUTURE, EXCEPT FOR THE FOLLOWING:

(I) GUARDIA CIVIL PROPERTY

A. A MORTGAGE PAYABLE TO BANCO DE CREDITO DEL PERU IN THE AMOUNT OF [**] RECORDED IN ENTRY NO. D00003, INCREASED IN ENTRY NO. D00007, AND WITH THE GRANTING OF THE PREFERENTIAL RANGE TO IT IN ENTRY NO. D00008 OF ITEM NO. 12133397 OF THE REGISTRY OF PROPERTIES OF LIMA.

B. A MORTGAGE PAYABLE TO MARITZA NORMA MALPARTIDA FANTINI, MARRIED, AND NORMA CLARA MALPARTIDA FANTINI, MARRIED, IN THE AMOUNT OF[**] RECORDED IN ENTRY NO. D00004 AND WITH THE GRANTING OF THE PREFERENTIAL RANGE IN ENTRY NO. D00008 OF ITEM NO. 12133397 OF THE REGISTRY OF PROPERTIES OF LIMA.

(II) CALLE SEIS PROPERTY

A. A MORTGAGE PAYABLE TO BANCO DE CREDITO DEL PERU IN THE AMOUNT OF [**] RECORDED IN ENTRY NO. D00003 OF ITEM NO. 07069664 OF THE REGISTRY OF PROPERTIES OF LIMA.

THE DESCRIPTION OF THE MORTGAGES AND RANGES COULD VARY AS AN EFFECT OF THE ACCUMULATION OF BOTH PROPERTIES.

7.5. THERE IS NO LITIGATION, MISUNDERSTANDING, OR DISPUTE THAT COULD AFFECT THE PROPERTIES IN THE FUTURE.

7.6. NO ESTABLISHMENT OR MAINTENANCE OF ANY KIND OF JUDICIAL MEASURE, LIEN, CHARGE,

[vertical text in left-hand margin:] Alfredo Paino Scarpati, Notary Public of Lima

Av. Aramburú 668, Lima 34, Peru Main Phone: 618-5151	ALFREDO@NOTARIAPAINO.COM.PE WWW.NOTARIAPAINO.COM.PE

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

OR OTHER REAL OR PERSONAL RIGHT HAS BEEN AGREED TO, PERMITTED, OR PROVIDED UNDER ANY TITLE, EITHER BY ACTION OR OMISSION ON THE PROPERTIES (OTHER THAN THOSE SPECIFIED IN PRECEDING PARAGRAPH 7.4) OR ON ANY INTEGRAL OR ACCESSORY PART THAT AFFECTS THE PROPERTIES OR THE LANDLORD IN ITS CAPACITY AS OWNER OF THE PROPERTIES.

7.7. WHEN ENTERING INTO THIS AGREEMENT OR EXECUTING ITS OBLIGATIONS IN ADHERENCE TO THE TERMS OF THE SAME, IT DOES NOT INFRINGE, BREACH, OR VIOLATE OR WILL INFRINGE OR WILL VIOLATE ANY OTHER AGREEMENT, CONTRACT, OR LEGAL OBLIGATION. IN ADDITION, THAT THE RENT WILL NOT BE USED FOR ILLICIT PURPOSES, BEING UNDERSTOOD AS INTENDING FUNDS FOR ILLICIT PRACTICES, SUCH AS (INCLUDING BUT NOT LIMITED TO) CORRUPTION, MONEY LAUNDERING, OR THE FINANCING OF TERRORISM, NEITHER FOR THE PURPOSE OF OBTAINING FAVORABLE DECISIONS FROM ANY PUBLIC OFFICIAL OR PUBLIC SERVANT, EITHER IN A PERUVIAN OR INTERNATIONAL JURISDICTION.

7.8. THAT THE LANDLORD HAS NOT ENTERED INTO ANY AGREEMENT OR CONTRACT (EITHER PRELIMINARY OR FINAL), DIRECTLY OR INDIRECTLY, THAT IN ANY MANNER IMPEDES OR IS INCOMPATIBLE WITH COMPLIANCE WITH ITS OBLIGATIONS ACCORDING TO THIS AGREEMENT.

7.9. THE LANDLORD DECLARES THAT IT HAS VERIFIED AND NOT FOUND ANY FAILURE, IMPERFECTION, DETERIORATION, MALFUNCTION, OR DAMAGE TO THE PROPERTIES PRIOR TO SIGNING THE DELIVERY CONFORMITY CERTIFICATE FOR THE PROPERTIES FOR THE TENANT.

7.10. TO NOT ENCUMBER OR IN ANY OTHER WAY AFFECT THE PROPERTIES OR EXECUTE WORK OR CONSTRUCTION ON THE SAME, EITHER DIRECTLY OR INDIRECTLY, WITHOUT THE PRIOR EXPRESS AND WRITTEN CONSENT OF THE TENANT.

7.11. TO NOTIFY THE TENANT ABOUT ANY INCIDENT OR CIRCUMSTANCE THAT COULD AFFECT ANY OF THE FOLLOWING, WITHIN 48 (FORTY-EIGHT) HOURS OF HAVING OCCURRED OR FROM THE TIME THE LANDLORD HAS BECOME AWARE OF IT, WHICHEVER HAPPENS FIRST: (I) THOSE AFFECTING THE PROPERTIES, (II) THOSE AFFECTING THE RIGHTS AND AUTHORIZATIONS OF THE TENANT OVER THE PROPERTY, AND (III) THOSE AFFECTING THE VALIDITY OF THE DECLARATIONS AND GUARANTEES CONTAINED IN THIS CLAUSE OR THAT INVOLVE A BREACH OF THE OBLIGATIONS ASSUMED BY THE LANDLORD IN THIS AGREEMENT.

7.12. TO GRANT ANY DOCUMENTATION THAT IS NECESSARY TO FORMALIZE THIS AGREEMENT, INCLUDING SIGNING IT THE SAME DAY AS THE SIGNING OF THESE MINUTES, THE PUBLIC DOCUMENT RESULTING FROM THIS ACT, AS WELL AS ALL OF THE PUBLIC AND/OR PRIVATE DOCUMENTS NECESSARY FOR PURPOSES OF RECORDING THIS AGREEMENT ON THE CERTIFICATE OF THE PROPERTIES.

7.13. WITHIN THE LEGAL PERIOD OF TIME, TO OBJECT TO ANY PRECAUTIONARY MEASURE, INJUNCTION, EXECUTION MEASURE, SEIZURE MEASURES, EMBARGO, OR ANY OTHER MEASURE, EITHER IN COURT OR OUT OF COURT, THAT AFFECT THE PROPERTIES OR ANY OF THE PROPERTIES FORMING A PART OF IT, BRINGING TO THE KNOWLEDGE OF THE JUDGE OR PERTINENT AUTHORITY AND TO THE INTERESTED PARTIES ABOUT THE EXISTENCE OF THIS AGREEMENT. WITHOUT PREJUDICE TO IT, THE LANDLORD MUST INFORM THE TENANT IN WRITING ABOUT ANY OF THOSE EVENTS TAKING PLACE WITHIN 48 (FORTY-EIGHT) HOURS OF HAVING BEEN NOTIFIED OF THE SAME.

7.14. TO ALLOW THE TENANT TO HAVE THE POSSESSION, USE, AND ENJOYMENT OF THE PROPERTIES DURING THE PERIOD OF THIS AGREEMENT, AGREEING TO NOT DISTURB THE SAME EITHER DIRECTLY OR INDIRECTLY, AS WELL AS TO OPPOSE ANY DISTURBANCE BY ANY

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

ATTESTATION

THIRD PARTY REGARDING THE POSSESSION, USE, AND ENJOYMENT OF THE PROPERTIES BY THE TENANT.

7.15. THAT IT IS UP TO DATE IN THE PAYMENT OF TAXES – PROPERTY TAX AND MUNICIPAL ASSESSMENTS, IF APPLICABLE – AND WITH ALL OF THE UTILITY CONSUMPTION RELATED TO THE PROPERTIES PAID, AS APPLICABLE.

7.16. TO PAY THE PROPERTY TAX AND ANY OTHER TAX CORRESPONDING TO IT AS OWNER OF THE PROPERTIES.

7.17. TO CONTINUE THE PROCESS AND OBTAIN THE CONSTRUCTION CERTIFICATE STATEMENT FOR THE PROPERTIES AND RECORD THEM IN THE REGISTRY OF PROPERTY.

7.18. TO SIGN ALL DOCUMENTS, LETTERS, DECLARATIONS, AND APPLICATIONS, AMONG OTHERS, THAT THE TENANT NEEDS TO PROCESS AND OBTAIN ANY PERMITS THAT ARE NEEDED TO START THE BUSINESS ACTIVITIES IN THE PROPERTIES, SUCH AS THE BUILDING LICENSE, BUILDING SAFETY TECHNICAL INSPECTION CERTIFICATE, AND THE BUSINESS LICENSE, AS APPLICABLE.

7.19. THAT THE GUARDIA CIVIL PROPERTY HAS BUSINESS LICENSE NO. 000532-2018-12.3.0-SDE-GACU/MSI, DATED JUNE 8, 2018, AND BUILDING SAFETY TECHNICAL INSPECTION CERTIFICATE NO. 0036-2018-SDE-GACU/MSI, DATED JUNE 8, 2018.

7.20. TO IMPLEMENT AND/OR MAINTAIN, DURING THE LIFE OF THE AGREEMENT, ANY INTERNAL MEASURES NECESSARY FOR THE ADEQUATE MANAGEMENT OF RISKS ASSOCIATED WITH CORRUPT PRACTICES, MONEY LAUNDERING, AND THE FINANCING OF TERRORISM THAT IT COULD BE ACCUSED OF AS A CONSEQUENCE OF THE LEASE.

7.21. TO HOLD THE TENANT AND ITS DIRECTORS, OFFICERS, REPRESENTATIVES, AND EMPLOYEES HARMLESS AND FREE FROM ANY COST, CLAIM, LAWSUIT, LITIGATION, IN-COURT OR OUT-OF-COURT ACTION, REVINDICATION, AND RULING OF ANY NATURE AND KIND DIRECTLY ASSOCIATED WITH THE USE OF THE PROPERTIES. IN ADDITION, WITHOUT IT LIMITING THIS GENERAL OBLIGATION TO HOLD HARMLESS, THE LANDLORD AGREES, IN A SPECIAL MANNER, TO HOLD THE TENANT AND ANY REPRESENTATIVE OF THE SAME HARMLESS AND EXEMPT FROM LIABILITY AGAINST (I) ANY TYPE OF CLAIM FILED DUE TO THE USE OF THE NAME OF THE BUILDING, EITHER FOR VIOLATIONS OF TRADEMARK, BRAND NAME, BETTER RIGHT ON THE TRADEMARK, AS WELL AS THE LOGO AND LETTERS INSTALLED ON THE FAÇADE; (II) EMPLOYMENT CONTRACTS AT THE TIME OF IMPLEMENTING AND ENTERING INTO THE OPERATION OF THE BMT CLINIC; AND (III) LOAN, CONCESSION, AND SHARES ASSOCIATION CONTRACTS THAT THE LANDLORD HAS ENTERED INTO.

THE LANDLORD MUST MAINTAIN THE DECLARATION AND GUARANTEES IN FORCE, AS WELL AS COMPLY WITH THE OBLIGATIONS ASSUMED IN THIS CLAUSE WITH REGARD TO THE TENANT DURING THE ENTIRE EFFECTIVE PERIOD OF THE AGREEMENT.

EIGHT.

OBLIGATIONS OF THE TENANT

WITHOUT PREJUDICE TO THE OBLIGATIONS SHOWN IN THE REST OF THE CLAUSES OF THIS AGREEMENT, THE TENANT DECLARES THAT IT AGREES AND GUARANTEES THE FOLLOWING TO THE LANDLORD:

[vertical text in left-hand margin:] Alfredo Paino Scarpati, Notary Public of Lima

Av. Aramburú 668, Lima 34, Peru Main Phone: 618-5151	ALFREDO@NOTARIAPAINO.COM.PE WWW.NOTARIAPAINO.COM.PE

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

8.1. TO PAY THE RENT WITHIN THE PERIOD AND IN THE WAY SET FORTH IN CLAUSE FOUR OF THE AGREEMENT.

8.2. TO PAY THE EXISTING MUNICIPAL ASSESSMENTS OR THOSE THAT MAY BE CREATED IN THE FUTURE.

8.3. TO PAY THE UTILITIES OF LIGHTS AND WATER, AS WELL AS CABLE, INTERNET, AND LAND-BASED PHONE SERVICES FOR THE PROPERTIES IN A TIMELY WAY, IN THE EVENT THOSE SERVICES ARE INSTALLED. IN THE EVENT THE TENANT CONTRACTS FOR ADDITIONAL SERVICES, SUCH LAND-BASED OR MOBILE PHONE, CABLE, AND INTERNET SERVICES, ETC., THE TENANT MUST NOTIFY THE COMPANIES PROVIDING THOSE SERVICE IN A TIMELY WAY WHEN ENDING THE CONTRACTING OF THOSE SERVICES, IF APPLICABLE.

8.4. TO MAINTAIN THE PROPERTIES WITH ALL OF THEIR SERVICES AND INSTALLATIONS COMPLETE AND IN THE SAME CONDITIONS IT RECEIVED THEM IN, EXCEPT FOR DETERIORATION THAT IS CAUSED BY NORMAL USE AND THE PASSING OF TIME UNTIL THE END OF THE PERIOD FOR THIS AGREEMENT, IT BEING OBLIGATED TO REIMBURSE THE LANDLORD FOR ANY DAMAGES OR IMPERFECTIONS THAT THE PROPERTIES SUFFER WHEN IT HAS OCCURRED DUE TO HAVING BEEN CAUSED BY ACTS OR OMISSIONS THAT ARE ITS ENTIRE RESPONSIBILITY. THE TENANT IS FREE AND COMPLETELY AUTONOMOUS IN ITS CHOICE OF PERSONNEL, CONTRACTORS, AND OTHER PERSONS AND ENTITIES THAT IT CHOOSES TO CARRY OUT THE ACTIVITIES AND THE WORK OF MAINTENANCE, WHENEVER IT DOES SO THROUGH THE REPRESENTATIVES OF THE CORRESPONDING BRANDS AND FOR THE DURATION OF THE CORRESPONDING GUARANTEES.

8.5. THAT THE PROPERTIES WILL NOT BE USED FOR ILLICIT PURPOSES, SUCH BEING UNDERSTOOD THAT THE FUNDS RESULTING FROM ITS ECONOMIC ACTIVITIES WILL NOT BE INTENDED FOR ILLICIT PRACTICES, SUCH AS BUT NOT LIMITED TO CORRUPTION, MONEY LAUNDERING, OR THE FINANCING OF TERRORISM, AS WELL AS FOR OBTAINING FAVORABLE DECISIONS FROM ANY OFFICIAL OR PUBLIC SERVANT, EITHER IN A PERUVIAN OR INTERNATIONAL JURISDICTION.

8.6. UPON COMPLETING THE AGREEMENT, TO RETURN THE PROPERTIES IN THE SAME CONDITION IT RECEIVED THEM IN (WITHOUT PREJUDICE TO THE IMPROVEMENTS THAT HAVE BEEN INTRODUCED INTO THE PROPERTIES, IN ACCORDANCE WITH WHAT IS PROVIDED FOR IN THE FOLLOWING CLAUSE NINE) WITHOUT ANY MORE DETERIORATION THAN WHAT IS CAUSED BY NORMAL USE AND THE PASSING OF TIME, WHICH WILL BE SHOWN IN THE CERTIFICATE WHEN RETURNING THE PROPERTIES.

8.7. TO USE THE PROPERTIES FOR THE OPERATION OF A HEALTHCARE ESTABLISHMENT, WHICH ALLOWS SIMULTANEOUS AND ADDITIONAL OR COMPLEMENTARY ACTIVITIES, SUCH AS PRIVATE CLINICS, PARKING LOTS, CAFETERIAS, AND GIFTSHOPS, WITHOUT BEING LIMITED TO THOSE FACILITIES.

8.8. TO ALLOW AND PROVIDE ENTRY INTO ALL OF THE FACILITIES BY THE PERSONS DESIGNATED BY THE LANDLORD IN THE EVENT IT IS REQUIRED FOR THEM TO INSPECT THE CONDITION OF THE PROPERTIES, WHENEVER (I) THE LANDLORD NOTIFIES THE TENANT OF THE INTENTION TO CARRY OUT AN INSPECTION AT LEAST THREE (3) WORKING DAYS IN ADVANCE; (II) INSPECTIONS ARE CARRIED OUT DURING THE TENANT’S REGULAR OFFICE HOURS; AND (III) THEY ARE MADE WITH A REASONABLE FREQUENCY, THAT IS, ONE (1) INSPECTION EVERY SIX (6) MONTHS, EXCEPT FOR DULY JUSTIFIED REASONS, IN SUCH A WAY THAT THEY DO NOT AFFECT THE TENANT’S USUAL ACTIVITIES.

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

ATTESTATION

8.9. TO MAINTAIN AN ALL-RISK INSURANCE POLICY DURING THE ENTIRE EFFECTIVE PERIOD OF THE AGREEMENT AND THAT IT INCLUDE BUILDINGS AND POTENTIAL DAMAGES TO THE PROPERTIES THAT ARE THE SUBJECT OF THIS AGREEMENT.

8.10. TO IMPLEMENT AND/OR MAINTAIN, DURING THE LIFE OF THE AGREEMENT, ANY INTERNAL MEASURES NECESSARY FOR PROPER MANAGEMENT OF THE RISKS ASSOCIATED WITH THE PRACTICES OF CORRUPTION, MONEY LAUNDERING, AND THE FINANCING OF TERRORISM THAT MAY ARISE AS A CONSEQUENCE OF THE LEASE.

NINE.

REGIME OF REPAIRS, IMPROVEMENTS, AND CHANGES

9.1. THE TENANT MAY IMPLEMENT ANY WORK INVOLVING ADAPTATION, ALTERATION, AND/OR IMPROVEMENTS IN THE PROPERTIES THAT ARE REQUIRED FOR BETTER OPERATION OF ITS ACTIVITIES, INCLUDING PARTIAL OR TOTAL DEMOLITION AND CONSTRUCTION IN THE CALLE SEIS PROPERTY.

IN THAT REGARD, BY MEANS OF THIS AGREEMENT, THE LANDLORD AUTHORIZES THE TENANT TO SIGN AND PRESENT ANY CORRESPONDING PLANS, FORMS, AND/OR DOCUMENTS TO ANY ADMINISTRATIVE AUTHORITY DIRECTLY IN A PROJECT, ON BEHALF OF THE TENANT AND UNDER THE LATTER’S ENTIRE RESPONSIBILITY, EXPENSE, COST, AND RISK FOR THE TENANT TO OBTAIN THE CORRESPONDING AUTHORIZATION.

9.2. THE TENANT WILL CARRY OUT ANY ORDINARY REPAIRS OR MODIFICATIONS THAT ARE REQUIRED TO MAINTAIN THE PROPERTIES, INSTALLATIONS, AND SERVICES IN A GOOD STATE OF CONSERVATION AND OPERATION, AT ITS OWN EXPENSE AND RESPONSIBILITY.

9.3. ANY NECESSARY REPAIRS (INCLUDING THOSE DUE TO STRUCTURAL DEFECTS THAT ARE NOT CAUSED BY THE IMPROPER USE OR MISUSE OF THE PROPERTIES) WILL BE AT THE LANDLORD’S EXPENSE AND MAY BE EXECUTED DIRECTLY BY THE TENANT. IN THOSE CASES, THE TENANT MUST NOTIFY THE LANDLORD BY MEANS OF WRITTEN COMMUNICATION WITHIN FIVE (5) CALENDAR DAYS OF HAVING DETECTED THE DEFECT AND WILL INDICATE THAT IT IS PROCEEDING WITH THE REPAIR, IT NEEDING TO PRESENT THE CORRESPONDING SUPPORTING DOCUMENTS.

IN THE EVENT THE LANDLORD ADMITS THE EXTRAORDINARY NATURE OF THE REPAIR AND ITS ORIGIN NOT BEING ATTRIBUTABLE TO THE TENANT, THE PROPERLY SUPPORTED COST MAY BE DEDUCTED FROM THE RENT FOR THE MONTH FOLLOWING THE MONTH THAT THE EXPENSE WAS INCURRED IN. IN THE CASE OF A DISCREPANCY, THE PARTIES MUST RESORT TO THE PROCEDURE FOR SOLVING DISPUTES SET FORTH IN CLAUSE TWENTY-ONE OF THIS AGREEMENT. ONLY AFTER THE DISPUTE IS RESOLVED, IF SUCH IS THE CASE, WILL THE EXPENSE BE ABLE TO BE DEDUCTED FROM THE RENT.

IN THE EVENT THE TENANT CHOOSES TO NOT CARRY OUT EXTRAORDINARY REPAIRS DIRECTLY, IT MUST NOTIFY THE LANDLORD BY MEANS OF WRITTEN COMMUNICATION WITHIN FIVE (5) CALENDAR DAYS OF HAVING DETECTED THE DEFECT, AND THE LANDLORD MUST CARRY OUT THE REPAIR WITHIN A PERIOD OF NOT MORE THAN 15 (FIFTEEN) CALENDAR DAYS. IN THOSE CASES, THE CONTRACTOR DESIGNATED BY THE LANDLORD MUST BE AUTHORIZED BY THE TENANT OR, ALTERNATELY, THE TENANT MUST STATE THAT IT HAS NO OBJECTION WITH REGARD TO THE CONTRACTOR. IN ANY CASE, THE WORK MUST BE CARRIED OUT IN ACCORDANCE WITH A WORK SCHEDULE APPROVED BY THE TENANT.

[vertical text in left-hand margin:] Alfredo Paino Scarpati, Notary Public of Lima

Av. Aramburú 668, Lima 34, Peru Main Phone: 618-5151	ALFREDO@NOTARIAPAINO.COM.PE WWW.NOTARIAPAINO.COM.PE

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

9.4. IT IS HEREBY CERTIFIED THAT ALL EXPENSES GENERATED DUE TO ADAPTATION, ALTERATION, AND/OR IMPROVEMENTS THAT ARE REQUIRED TO BE CARRIED OUT IN THE PROPERTIES, AS WELL AS OBTAINING THE LICENSES FROM THE CORRESPONDING AUTHORITIES, WILL BE AT THE TENANT’S EXPENSE.

9.5. THE PARTIES HEREBY SET FORTH THAT ANY ADAPTATION, ALTERATION, AND/OR IMPROVEMENTS THAT ARE REQUIRED WILL REMAIN TO THE BENEFIT OF THE PROPERTIES, NOT NEEDING TO BE REIMBURSED BY THE LANDLORD UNLESS THE PARTIES EXPRESSLY AGREE OTHERWISE IN WRITING BEFORE CARRYING OUT THE CORRESPONDING ADAPTATION, ALTERATION, AND/OR IMPROVEMENT.

9.6. THE PARTIES AGREE THAT ANY IMPROVEMENTS THAT ARE ABLE TO BE SEPARATED FROM THE PROPERTIES WITHOUT CAUSING DAMAGE TO THE LATTER, MAY BE REMOVED BY THE TENANT WITHOUT THE PRIOR AUTHORIZATION OF THE LANDLORD.

9.7. THE PARTIES ARE AWARE AND DECLARE THAT THERE IS THE NEED TO INSTALL TWO (2) ELEVATORS OF THE MITSUBISHI BRAND IN THE GUARDIA CIVIL PROPERTY, WHICH WILL BE INSTALLED BY THE TENANT AT THE TIME THAT IT DEEMS APPROPRIATE, SAID INSTALLATION BEING AUTHORIZED BEGINNING NOW. THE COST OF THE TWO (2) ELEVATORS AND INSTALLATION WILL BE FINANCED BY THE TENANT, AND THE AMOUNT WILL BE COMPENSATED WITH THE COST OF THE ENERGY SAVINGS USAGE SYSTEM ALREADY INSTALLED IN THE GUARDIA CIVIL PROPERTY AND VALUED AT [**]. THE DIFFERENCE COMPARED TO THE ACTUAL COST OF THE ELEVATORS WILL BE COMPENSATED FROM THE MONTHLY PAYMENT FOR THE RENT CORRESPONDING TO THE MONTH FOLLOWING THE MONTH THAT THE EXPENSE WAS CREDITED TO, AND FROM THIS MOMENT FORWARD, THE LANDLORD AGREES TO THE CONDITIONS AND COSTS OF PURCHASING THE ELEVATORS AND INSTALLING THEM.

9.8. THE PARTIES HEREBY DECLARE, UNDERSTAND, AND AGREE THAT THE TENANT IS FREE AND FULLY AUTONOMOUS IN CHOOSING PERSONNEL, CONTRACTORS, AND OTHER PERSONS IT CHOOSES TO CARRY OUT ANY WORK, ORDINARY AND EXTRAORDINARY REPAIRS, ADAPTATIONS, ALTERATIONS, IMPROVEMENTS, AND, IN GENERAL, ANY WORK THAT THE TENANT DOES ACCORDING TO THIS AGREEMENT, WHENEVER IT DOES SO THROUGH THE REPRESENTATIVES OF THE CORRESPONDING BRANDS DURING THE LIFE OF THE CORRESPONDING GUARANTEES. IN THE CASE OF THE ELEVATORS, THE TENANT MUST ALWAYS HAVE MAINTENANCE SERVICES PERFORMED BY THE REPRESENTATIVE OF THE BRAND.

TEN.

SYMBOLS, ANNOUNCEMENTS, AND LICENSES

10.1. THE LANDLORD GRANTS THE TENANT THE EXCLUSIVE RIGHT TO DESIGN AND INSTALL THE FOLLOWING IN THE PROPERTIES, AT ITS SOLE DISCRETION: NOTICES, ANNOUNCEMENTS, POSTERS, GRAPHICS, SIGNS, DISTINCTIVE SYMBOLS, ADVERTISING, AND REPORTS (HEREINAFTER, THE “SIGNS”) ON THE ROOFTOP TERRACES, FAÇADE, FRONT, SIDES, OR BACK OF THE PROPERTIES, SUBJECT TO THE APPLICABLE MUNICIPAL REGULATIONS, AND WITH THE RESPONSIBILITY OF OBTAINING ANY PERMITS THAT MAY BE REQUIRED.

IN THAT REGARD, WITHOUT THIS LIST BEING CONSIDERED LIMITED, THE TENANT MAY, WITH REGARD TO THE SIGNS, DECIDE THE FONT, SIZE, PLACEMENT, STYLE, AND FORM AND WHETHER THEY ARE LIGHTED OR NOT.

10.2. THE LANDLORD EXPRESSLY AUTHORIZES THE TENANT TO DISASSEMBLE AND REMOVE THE

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

ATTESTATION

CURRENT SIGNS ON THE GUARDIA CIVIL PROPERTY, READING “BMT CLINICA,” THE SAME BEING DELIVERED TO THE LANDLORD.

THE TENANT AGREES TO USE THE INITIALS “BMT” ON THE FAÇADE OF THE GUARDIA CIVIL PROPERTY FOR THE DURATION OF THE LEASE. AS SUCH, WHAT IS PROVIDED FOR IN PRECEDING PARAGRAPH 10.1 WILL BE APPLICABLE FOR PURPOSES OF THE DESIGN AND INSTALLATION.

IN ADDITION, THE TENANT AGREES TO REMOVE ALL SIGNS, UPON TERMINATION OF THIS AGREEMENT, AT ITS OWN EXPENSE AND RISK.

10.3. WITHOUT PREJUDICE TO THE SIGNING OF OTHER DOCUMENTS THAT ARE NECESSARY DUE TO THIS AGREEMENT, THE LANDLORD TRANSFERS TO THE TENANT OWNERSHIP OF BUSINESS LICENSE NO. 000532-2018-12.3.0-SDE-GACU/MSI, DATED JUNE 8, 2018 AND, CONSEQUENTLY, THAT OF BUILDING SAFETY TECHNICAL INSPECTION CERTIFICATE NO. 0036-2018-SDE-GACU/MSI, DATED JUNE 8, 2018, AS WELL AS ALL OTHER LICENSES REFERRING TO THE PROPERTIES THAT ARE SUBJECT TO ASSIGNMENT.

ONCE THE PRIOR CONDITIONS THAT ARE CONTRACTED FOR DUE TO CLAUSE TWELVE ARE MET, AND SIMULTANEOUSLY THE SIGNING OF THE PUBLIC DOCUMENT THAT WILL BE GENERATED BY THESE MINUTES, THE DOCUMENTS NECESSARY TO FORMALIZE TRANSFER OF OWNERSHIP OF THE BUSINESS LICENSE AND BEING ABLE TO MAKE IT EFFECTIVE WITH THE MUNICIPAL AUTHORITIES WILL BE SIGNED.

ELEVEN.

CLEANING.

11.1. THE LANDLORD HEREBY DECLARES, ASSERTS, GUARANTEES, AND PROMISES THE TENANT THAT IT ALLOWS IT TOTAL AND COMPLETE ENJOYMENT AND TENANCY OF THE PROPERTIES AND GUARANTEES AND AGREES TO THE FOLLOWING: DURING THE ENTIRE DURATION OF THIS AGREEMENT, THE PROPERTIES WILL BE FREE FROM ENCUMBRANCES, CHARGES, EMBARGOES, REAL OR PERSONAL RIGHTS, CONDITIONS OR LIMITATIONS TO THE RIGHT OF PROPERTY, DISPOSITION, POSSESSION, OR USE OR OTHER CHARGE THAT COULD LIMIT THE FULL ENJOYMENT, USE, TENANCY, AUTHORIZATION, OR ACCESS, EXCEPT FOR THOSE MENTIONED IN THE PRECEDING CLAUSE SEVEN.

11.1. THE LANDLORD AGREES TO DELIVER A COPY OF THE DOCUMENTATION ACCREDITING THE LANDLORD'S PAYMENT OF AMOUNTS THAT ARE DUE AND SUBJECT TO DEMAND CORRESPONDING TO THE OBLIGATION GUARANTEED WITH ANY ENCUMBRANCE ESTABLISHED ON THE PROPERTIES TO THE TENANT WHEN THE LATTER REQUIRES IT.

TWELVE.

THE SUSPENSIVE CONDITION OF THE AGREEMENT.

12.1. THE PARTIES AGREE THAT THIS AGREEMENT IS SUBJECT TO THE SUSPENSIVE CONDITIONS THAT THE PREVIOUS CONDITIONS SHOWN IN A SEPARATE AGREEMENT THAT IS PRIOR TO THIS AGREEMENT (CALLED THE “FRAMEWORK AGREEMENT”) IS VERIFIED AND ACCREDITED

12.2. THE SIGNING OF THE PUBLIC DOCUMENT RESULTING FROM THESE MINUTES WILL IMPLY AN EXPRESS RECOGNITION BY THE PARTIES OF COMPLIANCE WITH THE PRIOR CONDITIONS CONTAINED IN THE FRAMEWORK AGREEMENT REFERRED TO IN THE PRECEDING PARAGRAPH AND, THEREFORE, THIS AGREEMENT BECOMING EFFECTIVE.

[vertical text in left-hand margin:] Alfredo Paino Scarpati, Notary Public of Lima

Av. Aramburú 668, Lima 34, Peru Main Phone: 618-5151	ALFREDO@NOTARIAPAINO.COM.PE WWW.NOTARIAPAINO.COM.PE

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

THIRTEEN.

EARLY TERMINATION OF THE AGREEMENT.

13.1. THE PARTIES AGREE THAT THE TENANT MAY TERMINATE THIS AGREEMENT UNILATERALLY AND WITHOUT STATING THE CAUSE. IN SUCH AN EVENT, THE TENANT MUST PAY THE LANDLORD THE FOLLOWING SUMS IN U.S. DOLLARS AS A PENALTY (BEING UNDERSTOOD AS COMPENSATING ALL DAMAGES AND HARM THAT THE LANDLORD MAY SUFFER DUE TO THE TERMINATION OF THE AGREEMENT, ULTERIOR DAMAGE NOT BEING APPLICABLE).

YEAR AGREEMENT IS TERMINATED	PENALTY AMOUNT
BETWEEN THE FIRST AND THIRD EFFECTIVE YEAR	[**]
BETWEEN THE FOURTH AND SIXTH EFFECTIVE YEAR	[**]
BETWEEN THE SEVENTH AND NINTH EFFECTIVE YEAR	[**]

13.2. THE LANDLORD DECLARES, RECOGNIZES, AND AGREES THAT THE SUMS OF MONEY THAT THE TENANT IS OBLIGATED TO PAY UNDER THIS PROVISION TOTALLY AND FULLY REPAIRS THE DAMAGES AND HARM THAT IT SUFFERS OR MAY SUFFER AS A RESULT OF AN EARLY TERMINATION OF THE AGREEMENT. THEREFORE, AND WITHOUT IT RESTRICTING THE GENERAL NATURE OF THE PRECEDING, THE LANDLORD WILL REFRAIN FROM CLAIMING ANY INDEMNITY, COMPENSATION, REPAIR, AND/OR, IN GENERAL, ANY PAYMENT FOR OR DUE TO AN EARLY TERMINATION OF THE AGREEMENT.

13.3. IN THE EVENT THE TENANT DECIDES TO UNILATERALLY TERMINATE THE AGREEMENT, IT MUST PROVIDE NOTICE, BY MEANS OF A WRITTEN LETTER SENT TO THE LANDLORD, OF ITS INTENTION TO TAKE ADVANTAGE OF A UNILATERAL EARLY TERMINATION, WITHOUT STATING THE CAUSE, 180 (ONE HUNDRED EIGHTY) CALENDAR DAYS PRIOR TO THE TERMINATION DATE, WITHOUT PREJUDICE TO RECOGNIZING THE PENALTY INDICATED IN PRECEDING PARAGRAPH 13.1 BEING OWED TO THE LANDLORD AND CONTINUING TO PAY THE RENT UNTIL THE TERMINATION DATE. IT IS UNDERSTOOD THAT, AS AN ESSENTIAL CONDITION FOR THE TERMINATION TO BE VALID, THE TENANT MUST PAY AND THE LANDLORD MUST ACCEPT THE AGREED-TO PENALTY

13.4. THE PARTIES AGREE THAT THE TENANT WILL BE EXEMPT FROM PAYING ANY PENALTY OR ANY KIND OF COMPENSATION DUE TO A UNILATERAL AND EARLY TERMINATION OF THE AGREEMENT, IN ACCORDANCE WITH WHAT IS SPECIFIED IN PRECEDING PARAGRAPH 13.1 IN THE EVENT THE SAME OCCURS DURING THE TENTH (10) EFFECTIVE YEAR OF THE AGREEMENT, IN SUCH A CASE ONLY NEEDING TO COMPLY WITH THE REQUIREMENT TO NOTIFY THE LANDLORD OF ITS DECISION TO TERMINATE THE AGREEMENT AT LEAST 180 (ONE HUNDRED EIGHTY) CALENDAR DAYS IN ADVANCE.

FOURTEEN.

TERMINATION CLAUSE.

14.1. THE TENANT MAY TERMINATE THE AGREEMENT IN FULL LEGAL RIGHT AND WITHOUT AN OBLIGATION TO PAY ANY PENALTY OR COMPENSATION, IN ACCORDANCE WITH ARTICLE 1430 OF THE CIVIL CODE, IN THE CASES SPECIFIED BELOW. FOR THAT PURPOSE, IT WILL BE ENOUGH FOR A NOTARY PUBLIC LETTER TO BE SENT TO THE LANDLORD, NOTIFYING IT OF THE INTENTION TO TAKE ADVANTAGE OF THIS CLAUSE.

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

ATTESTATION

A) THE LANDLORD DOES NOT COMPLY WITH ANY ONE OR MORE OF THE OBLIGATIONS SHOWN IN CLAUSES SIX AND SEVEN OF THIS AGREEMENT.

B) A FAILURE TO APPROVE THE WORK AND BUILDING LICENSE FOR THE PROPERTIES AND/OR THEIR BEING RECORDED IN THE REGISTRY IMPEDES, AFFECTS, OR UNDERMINES THE USE OF THE PROPERTIES BY THE TENANT.

14.2. THE LANDLORD MAY TERMINATE THE AGREEMENT IN FULL LEGAL RIGHT, IN ACCORDANCE WITH ARTICLE 1429 OF THE CIVIL CODE, WHENEVER THERE IS A FAILURE TO PAY THE RENT ACCORDING TO WHAT IS AGREED TO IN CLAUSE FOUR OF THIS AGREEMENT FOR THREE (3) CONSECUTIVE MONTHS AND, IN ADDITION, MORE THAN 15 (FIFTEEN) CALENDAR DAYS HAVE PASSED WITHOUT THE PAYMENT OF THE CORRESPONDING RENT HAVING BEEN MADE.

14.3. IN THE EVENT THAT A TERMINATION OF THE AGREEMENT IS DUE TO A BREACH OF ANY OBLIGATION OR DECLARATION OF THE LANDLORD PROVIDED FOR IN THIS AGREEMENT, THE LANDLORD MUST MAINTAIN AND HOLD THE TENANT HARMLESS AND REIMBURSE IT FOR ANY COST OR EXPENSE THAT IT HAS INCURRED WITHIN A PERIOD OF 60 (SIXTY) CALENDAR DAYS FROM THE DATE OF NOTIFICATION OF THE TERMINATION OF THE AGREEMENT. THOSE EXPENSES INCLUDE, AMONG OTHERS, THE FOLLOWING ITEMS:

A) ALL OF THE COSTS AND EXPENSES INCURRED DUE TO THE IMPROVEMENTS AND MODIFICATIONS CARRIED OUT BY THE TENANT.

B) THE COST OF TRANSPORTATION AND STORAGE THAT THE TENANT HAS INCURRED IN MOVING TO THE PROPERTIES.

C) THE ADMINISTRATIVE COSTS ASSOCIATED WAS SEARCHING FOR A NEW PROPERTY TO LEASE.

D) ALL OTHER COSTS AND EXPENSES INCURRED BY THE TENANT.

FIFTEEN.

PENALTY CLAUSE.

15.1. UPON COMPLETING THE AGREEMENT, IN THE EVENT THE TENANT DOES NOT RETURN THE PROPERTIES, IT WILL BE OBLIGATED TO PAY THE LANDLORD A DAILY PENALTY EQUAL TO [**].

SIXTEEN.

ASSIGNMENT OR SUBLEASING AND RENEWAL.

16.1. IT IS EXPRESSLY PROHIBITED FOR THE TENANT TO TOTALLY SUBLEASE AND/OR ASSIGN THE PROPERTIES OR TO ASSIGN THIS AGREEMENT WITHOUT THE PRIOR WRITTEN CONSENT OF THE LANDLORD. HOWEVER, THE TENANT MAY SUBLEASE AND/OR ASSIGN THE PROPERTIES, EITHER TOTALLY OR PARTIALLY, AS WELL AS ASSIGN ITS CONTRACTUAL POSITION OR THE RIGHTS DERIVED FROM THIS AGREEMENT TO ANY OF ITS AFFILIATED OR SUBSIDIARY COMPANIES OR TO ANY OF THE COMPANIES FROM THE AUNA GROUP WITHOUT THE PRIOR CONSENT OF THE

[vertical text in left-hand margin:] Alfredo Paino Scarpati, Notary Public of Lima

Av. Aramburú 668, Lima 34, Peru Main Phone: 618-5151	ALFREDO@NOTARIAPAINO.COM.PE WWW.NOTARIAPAINO.COM.PE

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

LANDLORD. FOR THAT PURPOSE, THE LANDLORD GRANTS ITS PRIOR AND EXPRESS CONSENT AND AUTHORIZATION BY SIMPLY SIGNING THIS AGREEMENT.

16.2. THE TENANT IS EXPRESSLY AUTHORIZED TO PARTIALLY SUBLEASE AND/OR ASSIGN THE PROPERTIES FOR ENGAGING IN ACTIVITIES THAT ARE CONNECTED AND COMPLEMENTARY TO THE OPERATION OF A HEALTHCARE ESTABLISHMENT, SUCH AS BUT NOT LIMITED TO PRIVATE CLINICS, PARKING LOTS, CAFETERIAS, AND GIFTSHOPS. FOR THAT PURPOSE, THE LANDLORD GRANTS ITS PRIOR AND EXPRESS CONSENT AND AUTHORIZATION BY SIMPLY SIGNING THIS AGREEMENT.

16.3. IN THE EVENT THE PARTIES DECIDE TO RENEW THE AGREEMENT FOR ANOTHER PERIOD OF TIME, THE RENEWAL MUST BE ENTERED INTO AT LEAST TWO (2) YEARS PRIOR TO THE EXPIRATION OF THE CURRENT AGREEMENT PERIOD, THE SAME TERMS AND CONDITIONS AS THIS AGREEMENT BEING APPLICABLE, INCLUDING THE AUTOMATIC ANNUAL READJUSTMENT OF THE RENT ACCORDING TO THE CONSUMER PRICE INDEX OF METROPOLITAN LIMA PUBLISHED BY THE INEI [NATIONAL INSTITUTE OF STATISTICS AND INFORMATICS].

SEVENTEEN.

EXPENSES.

17.1. THE PARTIES AGREE THAT THE EXPENSES ARISING FROM FORMALIZING AND RECORDING THIS AGREEMENT WILL BE ASSUMED BY THE TENANT.

EIGHTEEN.

NOTIFICATIONS.

18.1. FOR ALL LEGAL PURPOSES OF THIS AGREEMENT, THE PARTIES SPECIFY AS THEIR ADDRESSES, THOSE SHOWN IN THE INTRODUCTORY PART OF THIS DOCUMENT WHERE ALL NECESSARY COMMUNICATIONS AND NOTIFICATIONS MUST BE DELIVERED. IN THE CASE OF CHANGING AN ADDRESS, THE PARTIES AGREE TO NOTIFY THE OTHER PARTY OF THE NEW ADDRESS BY MEANS OF A NOTARY PUBLIC LETTER AT LEAST 15 (FIFTEEN) CALENDAR DAYS PRIOR TO THE EFFECTIVE DATE OF CHANGING THE ADDRESS AND ALWAYS WITHIN THE URBAN PERIMETER OF THE CITY OF LIMA. IF THIS FORMALITY IS NOT COMPLIED WITH, ANY COMMUNICATIONS THAT ARE RECEIVED AT THE ADDRESSES INDICATED IN THE INTRODUCTION OF THIS AGREEMENT WILL HAVE FULL LEGAL EFFECT.

NINETEEN.

POTENTIAL FUTURE EVICTION CLAUSE.

19.1. THE PARTIES EXPRESSLY SUBMIT TO WHAT IS SET FORTH IN LAW NO. 30933 FOR THE RESTITUTION OF LEASED PROPERTIES DUE TO THE AGREEMENT PERIOD HAVING EXPIRED OR A TERMINATION OF THE LEASE DUE TO THE AGREEMENT PERIOD EXPIRING OR THE TERMINATION OF THE LEASE DUE TO A FAILURE TO PAY THE RENT. IN CONSEQUENCE, IN THE EVENT OF ANY OF THE AFOREMENTIONED CAUSES FOR EVICTION TAKING PLACE, THE PARTIES SUBMIT THEMSELVES TO THE COMPETENCE OF THE NOTARY PUBLIC FOR CERTIFICATION OF THE CAUSE AND EXECUTION OF THE EVICTION BY AN AUTHORIZED JUSTICE OF THE PEACE, IN ACCORDANCE WITH THE SPECIAL PROCEDURE FOR EVICTION WITH NOTARY PUBLIC INTERVENTION.

TWENTY.

PREFERENTIAL PURCHASE OPTION.

20.1. THE LANDLORD IRREVOCABLY GRANTS THE TENANT A PREFERENTIAL PURCHASE OPTION ON THE PROPERTIES (THIS REFERENCE ALSO BEING UNDERSTOOD AS ANY PROPERTY RESULTING FROM THE ACCUMULATION OF THE GUARDIA CIVIL PROPERTY AND CALLE SEIS PROPERTY),

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

ATTESTATION

WHICH MAY ONLY BE EXERCISED DURING THE EFFECTIVE PERIOD OF THIS AGREEMENT AND IS COVERED BY THE PROVISIONS SET FORTH IN THIS CLAUSE.

20.2. IN THE EVENT THE LANDLORD DECIDES TO TRANSFER OWNERSHIP OF THE PROPERTIES, WHETHER DUE TO ITS OWN INTENTION OR DUE TO HAVING RECEIVED AN OFFER FROM A THIRD PARTY OR THIRD PARTIES, THE LANDLORD MUST IMMEDIATELY NOTIFY THE TENANT, BY MEANS OF A WRITTEN LETTER THROUGH A NOTARY PUBLIC, COMMUNICATING ITS DECISION TO ENTER INTO SUCH A CONTRACT, ATTACHING A COPY OF THE OFFER RECEIVED TO THE LETTER OR STATING THE INTENDED OFFER, INCLUDING BUT NOT LIMITED TO INDICATING THE TRANSFER PRICE AND THE FORM OF PAYMENT.

20.3. WITHIN 30 (THIRTY) DAYS AFTER HAVING RECEIVED NOTIFICATION, THE TENANT MUST STATE ITS DECISION TO EXERCISE THE OPTION, EITHER MEETING OR EXCEEDING THE OFFER RECEIVED BY THE LANDLORD OR ACCEPTING ANY OFFER MADE BY THE LANDLORD. IN THE EVENT THE TENANT DOES NOT STATE ITS INTENTION WITHIN THE 30 (THIRTY) DAYS STATED, IT WILL BE UNDERSTOOD AS HAVING DECLINED TO EXERCISE ITS OPTION.

THIS PROCEDURE MUST BE REPEATED EVERY TIME THE LANDLORD DECIDES TO CONTRACT WITH ANY THIRD PARTY OR THIRD PARTIES IN TERMS AND CONDITIONS THAT ARE DIFFERENT THAN THOSE PREVIOUSLY OFFERED TO THE TENANT.

20.4. IF THE TENANT DECIDES TO EXERCISE THE PURCHASE OPTION ACCORDING TO WHAT WAS STATED PREVIOUSLY IN THIS CLAUSE, THE PARTIES WILL SIGN THE MINUTES OF THE TRANSFER AND THE CORRESPONDING PUBLIC DOCUMENT WITHIN THE SAME PERIOD OF TIME STIPULATED IN THE OFFER RECEIVED BY THE LANDLORD AND (IF THERE ARE NO THIRD PARTY OR THIRD PARTIES WHO HAVE MADE AN OFFER) WITHIN 30 (THIRTY) DAYS OF THE DATE OF THE DECISION OF THE TENANT ABOUT EXERCISING THE OPTION HAS BEEN COMMUNICATED.

20.5. HAVING DECLINED TO EXERCISE THE OPTION, EITHER EXPRESSLY OR DUE TO THE TERM OF 30 (THIRTY) DAYS HAVING PASSED WITHOUT THE TENANT COMMUNICATING ITS DECISION, THE LANDLORD WILL BE FREE TO ENTER INTO A CONTRACT FOR TRANSFERRING THE PROPERTIES TO A THIRD PARTY OR THIRD PARTIES, WHENEVER THE OFFER IS WITHIN THE TERMS THAT ARE EQUAL TO OR BETTER THAN THE OFFER PREVIOUSLY MADE TO THE TENANT.

20.6. FOR THE PURPOSE OF ENSURING COMPLIANCE WITH WHAT IS AGREED TO IN THIS AGREEMENT, THE LANDLORD AGREES TO INCLUDE IN THE CONTRACT(S) BY WHICH IT TRANSFERS THE OWNERSHIP RIGHTS OF THE PROPERTIES, A STIPULATION BY WHICH THE NEW OWNER(S) STATE THAT THEY ARE AWARE OF THIS AGREEMENT AND AGREE TO RESPECT IT IN ALL OF ITS TERMS AND CONDITIONS, SUBROGATING ITSELF IN ALL OF THE ORIGINAL RIGHTS AND OBLIGATIONS THAT CORRESPONDED TO THE LANDLORD.

20.7. THE LANDLORD AGREES TO PAY THE TENANT A PENALTY EQUAL TO [**] IN THE EVENT OF BREACHING THE TERMS OF THIS CLAUSE, WITHOUT PREJUDICE TO REIMBURSEMENT OF ANY ULTERIOR DAMAGE THAT THE BREACH MAY CAUSE THE TENANT.

TWENTY-ONE.

APPLICABLE LAW AND RESOLUTION OF DISPUTES.

21.1. FOR EVERYTHING NOT PROVIDED FOR IN THIS AGREEMENT, THE PARTIES AGREE THAT THE APPROPRIATE REGULATIONS OF THE PERUVIAN CIVIL CODE WILL BE FULLY APPLICABLE.

[vertical text in left-hand margin:] Alfredo Paino Scarpati, Notary Public of Lima

Av. Aramburú 668, Lima 34, Peru Main Phone: 618-5151	ALFREDO@NOTARIAPAINO.COM.PE WWW.NOTARIAPAINO.COM.PE

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

21.2. THE PARTIES AGREE THAT ALL DISPUTES OR DISAGREEMENTS ARISING FROM THIS AGREEMENT OR THAT ARE RELATED TO IT, INCLUDING THOSE RELATED TO ITS EXISTENCE, VALIDITY, BREACH, OR TERMINATION, AS WELL AS THOSE ASSOCIATED WITH THIS ARBITRATION CLAUSE MUST BE FIRST ATTEMPT TO BE RESOLVED BY THE PARTIES DEALING DIRECTLY WITH EACH OTHER IN GOOD FAITH. IF AN AGREEMENT IS NOT ABLE TO BE REACHED WITHIN A PERIOD OF 15 (FIFTEEN) CALENDAR DAYS, IT WILL BE MADE BY MEANS OF BINDING ARBITRATION, ORGANIZED AND ADMINISTERED BY THE ARBITRATION CENTER OF THE CHAMBER OF COMMERCE OF LIMA AND IN ACCORDANCE WITH ITS BYLAWS, REGULATIONS, AND CONSIDERING APPLICABLE PERUVIAN LAW, WHICH THE PARTIES UNCONDITIONALLY SUBMIT THEMSELVES TO. ANY ARBITRATION RULING WILL BE FINAL AND NOT SUBJECT TO APPEAL. IN THAT REGARD, ANY DISPUTE, UNCERTAINTY, CLAIM, OR CONFLICT ARISING WILL BE SUBMITTED TO THE JURISDICTION AND KNOWLEDGE OF A COURT OF ARBITRATION FORMED BY THREE (3) ARBITRATORS WHO MUST NECESSARILY BE PROFESSIONAL ATTORNEYS ADMITTED TO THE BAR, AND WHO WILL RENDER A DECISION ON THE DISPUTE, IN ACCORDANCE TO LAW (ARBITRATION LAW).

THE COSTS AND EXPENSES CORRESPONDING TO ARBITRATION WILL BE ASSUMED BY THE WINNING PARTY. IN THE CASE OF A COURT OF ARBITRATION NOT DETERMINING A WINNING PARTY, EXPENSES INCURRED FOR THE ARBITRATION WILL BE THE RESPONSIBILITY OF THE PARTIES IN WHATEVER PROPORTIONS THE COURT OF ARBITRATION SPECIFIES, AND IF SUCH A DETERMINATION IS NOT MADE, IN EQUAL PARTS FOR EACH OF THE PARTIES. TO THE NOTARY PUBLIC: PLEASE RECORD THESE MINUTES AS A PUBLIC DOCUMENT, ADDING THE CORRESPONDING CLAUSES AND OTHER INSERTS REQUIRED BY LAW AND FORWARD A COPY TO THE CORRESPONDING PARTIES AND TO THE REGISTRY OF PROPERTY OF LIMA, SO THAT THIS AGREEMENT MAY BE RECORDED.

LIMA, JUNE 27, 2019.

FOLLOWED BY THREE ILLEGIBLE SIGNATURES.

THESE MINUTES AUTHORIZED BY DR. ADRIAN PASTOR TORRES, ATTORNEY, REGISTERED IN THE COLLEGE OF ATTORNEYS OF LIMA UNDER NUMBER 34,749 (THIRTY-FOUR THOUSAND SEVEN HUNDRED FORTY-NINE). AN ILLEGIBLE SIGNATURE.

ADDITIONAL CLAUSE.

DURATION OF THE AGREEMENT AND COMPLETE VACATING OF THE BMT CLINIC

BACKGROUND.

1. IN CLAUSE 2.1 OF THIS AGREEMENT, IT IS SET FORTH THAT IT IS AN ESSENTIAL CONDITION OF THE AGREEMENT FOR THE PROPERTIES TO BE DELIVERED TOTALLY UNOCCUPIED AND BEING ABLE TO BE USED FOR THE OPERATION OF A HEALTHCARE ESTABLISHMENT, INCLUDING HOSPITALIZATION AND SIMULTANEOUS AND ADDITIONAL ACTIVITIES FOR SIMILAR OR COMPLEMENTARY ACTIVITIES, SUCH AS BUT NOT LIMITED TO PRIVATE CLINICS, PARKING LOTS, CAFETERIAS, AND GIFTSHOPS.

2. FOR THE PURPOSE OF THE LANDLORD BEING ABLE TO DELIVER THE PROPERTIES FREE OF ALL TYPES OF CONTINGENCIES AND/OR CHARGES THAT COULD AFFECT THE USEFULNESS OF THE AGREEMENT, THE EFFECTIVE NATURE OF THE AGREEMENT WAS CONDITIONED ON THE SUSPENSIVE CONDITION THAT EACH AND EVERY ONE OF THE CONDITIONS PREVIOUSLY SET FORTH IN THE FRAMEWORK AGREEMENT, SIGNED UNDER CLAUSE 12 OF THIS AGREEMENT, ARE FULFILLED AND/OR SATISFIED.

3. IN CLAUSE 12 OF THE AGREEMENT, IT WAS SET FORTH THAT THE SIGNING OF THE PUBLIC DOCUMENT FOR THE AGREEMENT IMPLIED AN EXPRESS RECOGNITION BY THE PARTIES OF COMPLIANCE WITH THE PRIOR CONDITIONS CONTAINED IN THE FRAMEWORK AGREEMENT. NEVERTHELESS, BY THIS ADDITIONAL CLAUSE, IT IS EXPRESSLY CERTIFIED THAT ONE OF THE

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

ATTESTATION

CONDITIONS HAS NOT BEEN COMPLIED WITH OR SATISFIED ACCORDING TO THE FRAMEWORK AGREEMENT. AS SUCH, THE PARTIES HAVE ESTABLISHED A DIFFERENT WAY OF SATISFYING THAT CONDITION, WHICH NO LONGER CREATES A CONDITION FOR THE AGREEMENT BECOMING EFFECTIVE.

4. THE PRIOR CONDITION THAT HAS NOT BEEN COMPLIED WITH OR SATISFIED CORRESPONDS TO THE FOLLOWING: “THE DELIVERY OF THE GUARDIA CIVIL PROPERTY TOTALLY UNOCCUPIED,” SPECIFIED IN CLAUSE 2.1 OF THE AGREEMENT. THIS IS DUE TO THE CLINIC LOCATED ON THE FOURTH FLOOR, SIDE A, IDENTIFIED BY THE NUMBER 410, WHICH IS CURRENTLY OCCUPIED BY OFTALMOLOGOS ESPECIALISTAS, S.A.C. (HEREINAFTER, “CLINIC 410”).

AGREEMENT BECOMING EFFECTIVE.

5. THE SIGNING OF THE PUBLIC DOCUMENT FOR THIS AGREEMENT THAT CONTAINS THIS ADDITIONAL CLAUSE IS A SIGN OF THIS AGREEMENT BECOMING EFFECTIVE.

6. THE PARTIES AGREE TO COMPLETE DELIVERY OF THE PROPERTIES, DESPITE CLINIC 410 NOT BEING VACANT AND FREE OF INSTRUMENTS AND FURNITURE.

7. THE LANDLORD DECLARES THAT IT HAS ALL OF THE LEGAL FACILITIES TO TOTALLY DELIVER POSSESSION OF THE PROPERTIES, EXPRESSLY REITERATING THAT IT HOLDS THE TENANT HARMLESS.

8. GIVEN THAT POSSESSION OF THE PROPERTIES HAS BEEN DELIVERED BUT THE VACATING OF CLINIC 410 IS STILL PENDING, THE LANDLORD AGREES TO VACATE IT AND DELIVER IT COMPLETELY FREE AND CLEAR.

9. IN EFFECT, THE LANDLORD ASSUMES ALL RISK OF LOSS, DETERIORATION, AND/OR UNDERMINING OF THE INSTRUMENTS AND FURNITURE THAT ARE LOCATED IN CLINIC 410, WHICH HAS NOT BEEN VACATED, UNTIL TOTALLY VACATED AND DELIVERED TO THE TENANT BY MEANS OF A DELIVERY CERTIFICATE.

10. THE LANDLORD AGREES TO NEGOTIATE WITH THE OCCUPANT OF CLINIC 410, SO AS TO COMPLY WITH THE DELIVERY OF THE AFOREMENTIONED CLINIC TO THE TENANT COMPLETELY UNOCCUPIED WITHIN A MAXIMUM PERIOD OF 60 (SIXTY) CALENDAR DAYS COUNTING FROM THE SIGNING OF THIS PUBLIC DOCUMENT FOR THE AGREEMENT.

11. IN THE HYPOTHETICAL CASE THAT THE LANDLORD DOES NOT FULFILL ITS OBLIGATION TO FULLY VACATE CLINIC 410 IN A MAXIMUM PERIOD OF 60 (SIXTY) CALENDAR DAYS COUNTING FROM THE SIGNING OF THIS PUBLIC DOCUMENT FOR THE LEASE AGREEMENT, THE TENANT IS AUTHORIZED TO NEGOTIATE THE VACATING OF CLINIC 410 AND PAYING UP TO A TOTAL AMOUNT OF [**] ON BEHALF OF THE LANDLORD.

12. THE TENANT WILL CARRY OUT THE COLLECTION OF THE PAYMENT THAT IT MAKES ON BEHALF OF THE LANDLORD, CONTRIBUTING [**] PER MONTH TO PAYMENTS OF THE RENT FOR THE FIFTH, SIXTH, AND SEVENTH MONTHS. BY MEANS OF THIS DOCUMENT, THE LANDLORD GIVES ITS EXPRESS PERMISSION IN ADVANCE TO PAY THE AFOREMENTIONED COMPENSATION, WITHOUT REQUIRING ANY ADDITIONAL AUTHORIZATION FROM THE LANDLORD.

13. EXCEPT FOR ANY MODIFICATIONS MADE UNDER THIS ADDITIONAL CLAUSE, ALL OF THE

[vertical text in left-hand margin:] Alfredo Paino Scarpati, Notary Public of Lima

Av. Aramburú 668, Lima 34, Peru Main Phone: 618-5151	ALFREDO@NOTARIAPAINO.COM.PE WWW.NOTARIAPAINO.COM.PE

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

OTHER STIPULATIONS CONTAINED IN THE AGREEMENT MAINTAIN THE SAME TERMS AND CONDITIONS.

LIMA, AUGUST 26, 2019.

THREE ILLEGIBLE SIGNATURES FOLLOW.

THIS DOCUMENT IS HEREBY AUTHORIZED BY DR. ADRIAN PASTOR TORRES, ATTORNEY, REGISTERED IN THE COLLEGE OF ATTORNEYS OF LIMA UNDER NUMBER 34,749 (THIRTY-FOUR THOUSAND SEVEN HUNDRED FORTY-NINE). AN ILLEGIBLE SIGNATURE.

CONCLUSION.

THIS PUBLIC DOCUMENT STARTS ON FOLIO NUMBER 9242471 AND ENDS ON FOLIO NUMBER 9242481.

THIS DOCUMENT HAVING BEEN FORMALIZED, AND IN ACCORDANCE WITH ARTICLE 27 OF LEGISLATIVE DECREE NUMBER 1049, THE NOTARY PUBLIC LAW, I HEREBY CERTIFY THAT THE INTERESTED PARTIES WERE WARNED ABOUT THE LEGAL EFFECTS OF THIS DOCUMENT. THE PERSONS APPEARING READ IT, AFTER WHICH THEY AFFIRMED IT AND RATIFIED ITS CONTENTS, SIGNING IT, AND DECLARING THAT IT IS A MATTER OF A VALID AND NOT A SIMULATED ACT, LIKEWISE MANIFESTING THAT THEY ARE AWARE OF THE BACKGROUND AND/OR THE TITLES THAT RESULTED IN THIS DOCUMENT, AND THEY RECOGNIZE THE SIGNATURES ON THE MINUTES THAT GAVE RISE TO THIS DOCUMENT AS THEIR OWN. IN THIS ACT AND IN MY PRESENCE, THE LANDLORD, THROUGH ITS REPRESENTATIVE, DECLARES THAT IT HAS RECEIVED [**] FROM THE TENANT, IN A NONNEGOTIABLE CASHIER’S CHECK FROM BANCO DE CREDITO DEL PERU, NUMBER 13071086 6, PAYABLE TO PROMOTORA ASISTENCIAL S.A.C., ACCORDING TO WHAT WAS AGREED TO IN CLAUSE FIVE OF THE MINUTES TRANSCRIBED ABOVE, GRANTING IT A FULL LEGAL RECEIPT.

CERTIFICATE OF MEANS OF PAYMENT LAW S.D. 28194, F.E. 047-2004.

CURRENCY: U.S. DOLLARS.

TOTAL AMOUNT OF PREPAYMENT OF RENT AND IGV: [**].

TOTAL AMOUNT OF PREPAYMENT OF RENT AND IGV PAID WITH MEANS OF PAYMENT: [**].

NUMBER OF CHECKS: 1

FOR: [**]

TYPE: NONNEGOTIABLE CHECK.

SUNAT CODE: 007.

CHECK NUMBER: 13071086 6.

PAYABLE TO PROMOTORA ASISTENCIAL S.A.C.

ENTITY: BANCO DE CREDITO DEL PERU.

DATE: JUNE 28, 2019. THE PERSONS GRANTING THIS DOCUMENT GIVE THEIR EXPRESS CONSENT FOR THE HANDLING OF THEIR PERSONAL INFORMATION AND THE PURPOSES IT WILL BE USED FOR, IN ACCORDANCE WITH WHAT IS SET FORTH BY LAW 29733 AND ITS REGULATIONS. I HEREBY CERTIFY THAT, UPON GRANTING THIS PUBLIC DOCUMENT, ALL CONTROL MEASURES AND DILIGENCE HAVE BEEN TAKEN ON THE SUBJECT OF PREVENTING MONEY LAUNDERING, IN ACCORDANCE WITH SUBPARAGRAPH K) OF ARTICLE 59 OF LEGISLATIVE DECREE NO. 1049 OF THE NOTARY PUBLIC LAW, MODIFIED BY MEANS OF LEGISLATIVE DECREE NO. 1232, ALL OF WHICH I ATTEST.

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

ATTESTATION

IN ACCORDANCE WITH SUBPARAGRAPH B) OF ARTICLE 59 OF LEGISLATIVE DECREE NO. 1049, THE PARTIES DECLARE THAT, AS OF THE DATE OF SIGNING THIS DOCUMENT, THE PROPERTIES RECORDED ON ITEMS NO. 12133397 AND 07069664, INDICATED IN THE TRANSCRIBED MINUTES, ARE ACCUMULATED ON ITEM NO. 14344384 OF THE REGISTER OF PROPERTIES OF LIMA. THEREFORE, THE PROPERTY THAT IS THE SUBJECT OF THE LEASE IS RECORDED ON THE AFOREMENTIONED ITEM, WHICH I ATTEST. MALPARTIDA FANTINI, EDGARDO BERTILO SIGNS AS REPRESENTATIVE OF PROMOTORA ASISTENCIAL S.A.C. CLINICA LIMATAMBO ON THE TWENTY-EIGHTH OF AUGUST OF TWO THOUSAND NINETEEN. A FINGERPRINT. PINILLOS CASABONNE, LUIS FELIPE SIGNS AS REPRESENTATIVE OF ONCOCENTER PERU S.A.C., ON THE SECOND OF SEPTEMBER OF TWO THOUSAND NINETEEN. A FINGERPRINT. ZAMORA LEON, JESÚS ANTONIO SIGNS AS REPRESENTATIVE OF ONCOCENTER PERU S.A.C., ON THE SECOND OF SEPTEMBER OF TWO THOUSAND NINETEEN. A FINGERPRINT. THE PROCESS OF SIGNATURES HAVING BEEN CONCLUDED, I HEREBY SIGN THIS DOCUMENT ON THE SECOND OF SEPTEMBER OF TWO THOUSAND NINETEEN. ALFREDO PAINO SCARPATI, NOTARY PUBLIC OF LIMA.

THIS IS A COPY OF THE PUBLIC DOCUMENT HELD IN MY REGISTRY AND DATED AUGUST 28, 2019, ON FOLIOS 115471 – 115481, AND AT THE REQUEST OF THE INTERESTED PARTY, I ISSUE THIS COPY, IN ACCORDANCE TO LAW, AND INITIAL ON EACH OF ITS PAGES, SEAL, INITIAL, AND SIGNED IN LIMA ON THE NINTH DAY OF THE MONTH OF OCTOBER OF 2019.

[stamp:] Alfredo Paino Scarpati
Notary Public of Lima
[notary public seal without text]

[vertical text in left-hand margin:] Alfredo Paino Scarpati, Notary Public of Lima

Av. Aramburú 668, Lima 34, Peru Main Phone: 618-5151	ALFREDO@NOTARIAPAINO.COM.PE WWW.NOTARIAPAINO.COM.PE

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

THIS SIDE OF THE PAGE IS BLANK ANY TEXT APPEARING HERE HAS NO VALUE

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.